united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Ultimus Fund Solutions, LLC.

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

BTS TACTICAL FIXED INCOME VIT FUND

Annual Report

December 31, 2021

1-877-BTS-9820

(1-877-287-9820)

www.btsfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income VIT Fund (the “Fund”) and take a moment to review Fund performance relative to the market, discuss how and why we employed the principal investment strategies, and finish with a review of market conditions that we expect the Fund to navigate in 2022.

Volatility Reduced Opportunity for Outperformance

The Fund’s -2.18% annual return slightly underperformed that of its benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark”), which reported -1.54% for the one-year period ended December 31, 2021.

The Bond Market in 2021 had one of its worst years since the rising interest rate environment of 1994, as measured by the Benchmark’s -1.54% return. The U.S. high yield bond market did comparatively well, gaining roughly 5% over the course of 2021; however, the high yield market experienced considerable drawdown at junctures where the outlook was highly negative, causing indicators to issue sell signals and implementation of defensive capital preservation measures for the Fund.

The biggest story of 2021 was a rapid rise in inflation led primarily by supply chain disruptions and an extended period of dovish Federal Reserve monetary policy from the pandemic. With inflation came rapid increases in interest rates, as market participants determined whether inflation would be transitory or not, a debate still ongoing.

Overlaying yield increases in the 10-Year Treasury note with drawdown periods in the High Yield market showcase this volatility. During these drawdown periods, our price -driven indicators reacted to risk and signaled prolonged caution, which delayed the Fund’s re-entry to risk positions and led to its underperformance at times. Risk factors, such as new COVID-19 variants and early Federal Reserve tightening decisions, negatively impacted price, which led to strong momentum reactions from our technical indicators that remained negative despite positive price rebounds.

Outlook for 2022

BTS held the view last year that inflation would not be as transitory as many market participants thought it would be going into the latter half of 2021 and beyond. This view was given some credence as the Federal Reserve removed their transitory wording and sentiment regarding current inflationary pressures at their December meeting. Now the questions are: How high may inflation go? How long will it remain heightened? And, most importantly, will the Fed’s response be aligned with the expectations that are already priced into the markets?

Year-over-year % change in the Consumer Price Index (CPI, a common measure of inflation) as of December 31, 2021 was 7%, its highest level since 1982. The worst-case scenario for markets is that the current increase ends up being more comparable to 1978 when inflation was still sharply on the rise, than to 1982 when conditions were settling back to a more normal range. If this pattern were to repeat, further depression of real yields and erosion of consumer purchasing power could wreak havoc.

More optimistically, there are some signs that inflation pressures are beginning to abate independently of any intervention by the Fed. On the demand side, personal savings rates that reached all-time highs during the pandemic have dropped dramatically in the last few months. We often cited these elevated rates as an indication of pent-up demand that would lead to persistent inflation, and we now see this return to pre-pandemic levels as a sign of more sustainable aggregate demand moving forward.

As for aggregate supply, disruptions and shortages remain rampant; however, we are starting to see signs that supply chain pressures could be peaking. A newly developed metric by the Fed called The Global Supply Chain Pressure Index combines several of Wall Street’s favorite supply-chain measures into one integrated tool. A reading of 0 indicates an average level of global supply chain pressure, while positive readings indicate standard deviations above the average, and vice versa. Recently, the index had increased for four straight months to reach nearly 4.5 standard deviations above average, signifying an astronomical level of supply chain pressures. However, as a much-needed sign of relief, the index has now declined for two consecutive months for the first time since October 2020.

Alternative scenarios arise when you consider how the Fed may approach monetary policy in response to inflation. There are two distinct risks at play:

1.	Immediate Tightening

On the one hand, the Fed may move too aggressively to tighten monetary policy at a time when conditions were beginning to ease anyway, potentially undercutting growth and earnings momentum. Bond markets can typically cope with some modest tightening if inflation does appear to be receding, with high yield bonds even less sensitive to these types of negative catalysts. Thus, this scenario wouldn’t necessarily spell disaster for bonds, but the level of tightening could be pivotal.

Moreover, another risk in this scenario is that of an inverted yield curve, wherein long-term rates decline under short term rates, which has been a reliable indicator of predicting future recessions. Inversion of the yield curve is still possible given the marginal differences between short and long-term rates. Stocks may react to an inverted yield curve well before recession because the bond market is often a leading indicator. An inverted yield curve would suggest that bonds are discounting weaker inflation due to tightening monetary conditions which would slow economic growth.

2.	Delayed Aggressive Tightening

On the other hand, the Fed may remain overly supportive of economic growth, allowing rates to stay low until price pressures eventually build to levels that necessitate more aggressive tightening than initially expected. This is, in our view, the biggest risk in the markets and one that could lead to a recession sooner than many expect.

Rising rates, as always, remain a risk to bonds, especially those with high duration. As mentioned earlier, the worst bond market year on record, 1994, was at least partially a result of overly aggressive rate hikes by the Fed. With the yield on 10-year notes recently surpassing 1.7%, and with the pressure on the Fed to manage inflation, it will be important to see if this momentum may carry yields across the 2% threshold and beyond. For high yield bonds, resilience towards rising rates, solid corporate profitability, relatively attractive yields, and extremely favorable default and recovery rates, are all encouraging signs that there are still opportunities in that market, albeit with increased volatility due to rising rates.

Thus, to summarize, BTS expects inflation that could be roughly 2-3% above typical core inflation in 2022. We believe the realization of this reality, which would be supported by a further increase in Treasury yields, increases the probability of a 10-15% correction in stocks.

Conclusion

In our experience and opinion, taking a measured, unemotional approach to markets during periods of uncertainty like this has the potential to help the Fund perform better over the long-term. Stated differently, we believe, especially after almost four decades of practical research, that we would rather miss a short-term upside rally than experience a sudden downside swing. It is who we are, and it is who we will continue to be, unapologetically, for investors that share in our common beliefs and entrust us with their hard-earned assets.

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Tactical Fixed Income VIT Fund, and please stay safe as we enter a new year with new promise.

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

The Bloomberg U.S. Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

5210-NLD-02042022

BTS Tactical Fixed Income VIT Fund

PORTFOLIO REVIEW

December 31, 2021

The Fund’s performance figures* for the periods ended December 31, 2021, compared to its benchmark:

		Annualized	Annualized

	One Year	Five Year	Since Inception **
BTS Tactical Fixed Income VIT Fund - Class 1	(2.18)%	0.72%	1.24%
BTS Tactical Fixed Income VIT Fund - Class 2	(2.39)%	(0.11)%	0.86%
Bloomberg U.S. Aggregate Bond Index***	(1.54)%	3.57%	2.75%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total gross operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2021 are 1.69% and 2.19% for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-287-9820.

**	Inception date is April 29, 2013.

***	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. dollars. The index was formerly known as the Barclays Capital U.S. Aggregate Bond Index and is still commonly referred to as such. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2021

Holdings By Asset Type	% of Net Assets
Exchange-Traded Funds	90.1%
Money Market Fund	10.2%
Collateral For Securities Loaned	36.6%
Liabilities in Excess of Other Assets	(36.9)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

BTS TACTICAL FIXED INCOME VIT FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 90.1%
	EQUITY - 13.8%
29,623	Invesco S&P 500 Low Volatility ETF	$2,033,026
12,466	iShares MSCI USA Min Vol Factor ETF	1,008,499
		3,041,525
	FIXED INCOME - 76.3%
91,266	iShares iBoxx $ High Yield Corporate Bond ETF(a)	7,941,055
11,958	SPDR Bloomberg Convertible Securities ETF	992,036
54,850	SPDR Bloomberg High Yield Bond ETF	5,955,065
49,775	Xtrackers USD High Yield Corporate Bond ETF	1,983,036
		16,871,192

	TOTAL EXCHANGE-TRADED FUNDS (Cost $19,888,168)	19,912,717

	SHORT-TERM INVESTMENTS — 46.8%
	COLLATERAL FOR SECURITIES LOANED - 36.6%
8,080,800	Fidelity Investments Money Market Funds - Government Portfolio	8,080,800
	Institutional Class, 0.01% (Cost $8,080,800)(b),(c)

	MONEY MARKET FUND - 10.2%
2,248,548	Fidelity Government Portfolio, CLASS I, 0.01% (Cost $2,248,548)(c)	2,248,548

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,329,348)	10,329,348

	TOTAL INVESTMENTS - 136.9% (Cost $30,217,516)	$30,242,065
	LIABILITIES IN EXCESS OF OTHER ASSETS - (36.9)%	(8,153,050)
	NET ASSETS - 100.0%	$22,089,015

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2021 was $7,917,910.

(b)	Security was purchased with cash received as collateral for securities on loan at December 31, 2021. Total collateral had a fair value of $8,080,800 at December 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

ASSETS
Investment securities:
At cost	$30,217,516
At fair value	$30,242,065
Dividends and interest receivable	12
Prepaid expenses and other assets	750
TOTAL ASSETS	30,242,827

LIABILITIES
Securities lending collateral payable	8,080,800
Accrued audit and tax fees payable	21,409
Investment advisory fees payable	14,867
Payable to related parties	13,621
Distribution (12b-1) fees payable	8,746
Payable for Fund shares redeemed	3,436
Accrued expenses and other liabilities	10,933
TOTAL LIABILITIES	8,153,812
NET ASSETS	$22,089,015

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$25,138,439
Accumulated losses	(3,049,424)
NET ASSETS	$22,089,015

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$11
Shares of beneficial interest outstanding	1
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$9.23	(a)

Class 2 Shares:
Net Assets	$22,089,004
Shares of beneficial interest outstanding	2,487,531
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$8.88

(a)	NAV does not recalculate due to rounding of net assets and shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$618,064
Interest	19,709
Securities lending income	51,974
TOTAL INVESTMENT INCOME	689,747

EXPENSES
Investment advisory fees	204,345
Distribution (12b-1) fees:
Class 2	120,203
Administrative services fees	32,816
Accounting services fees	26,173
Compliance officer fees	20,476
Legal fees	19,211
Audit and tax fees	18,231
Transfer agent fees	15,778
Trustees’ fees and expenses	13,536
Printing and postage expenses	5,993
Custodian fees	5,495
Insurance expense	2,500
Interest expense	350
TOTAL EXPENSES	485,107

NET INVESTMENT INCOME	204,640

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments	(347,702)
Net change in unrealized depreciation on investments	(414,727)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(762,429)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(557,789)

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
FROM OPERATIONS
Net investment income	$204,640		$71,546
Net realized loss from investments	(347,702)		(79,070)
Net change in unrealized appreciation (depreciation) on investments	(414,727)		438,228
Net increase (decrease) in net assets resulting from operations	(557,789)		430,704

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class 1	(0	) (a)	(0	) (a)
Class 2	(71,636)		(615,145)
Decrease in net assets from distributions to shareholders	(71,636)		(615,145)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	9,712,456		33,506,409
Net asset value of shares issued in
Reinvestment of dividends and distributions to shareholders:
Class 1	0	(a)	0	(a)
Class 2	71,636		615,144
Payments for shares redeemed:
Class 2	(14,484,400)		(26,952,511)
Net increase (decrease) in net assets from shares of beneficial interest	(4,700,308)		7,169,042

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,329,733)		6,984,601

NET ASSETS
Beginning of Year	27,418,748		20,434,147
End of Year	$22,089,015		$27,418,748

SHARE ACTIVITY
Class 1:
Share Reinvested	0	(b)	0	(b)
Net increase in shares of beneficial interest outstanding	0	(b)	0	(b)

Class 2:
Shares Sold	1,075,200		3,595,667
Shares Reinvested	8,085		68,122
Shares Redeemed	(1,600,363)		(2,899,522)
Net increase (decrease) in shares of beneficial interest outstanding	(517,078)		764,267

(a)	Amount is less than $0.50.

(b)	Amount is less than 0.50 shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 1

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017

Net asset value, beginning of year	$9.47	$9.33	$9.45	$10.36	$10.74
Activity from investment operations:
Net investment income (1)	0.27	0.19	0.28	0.18	0.28
Net realized and unrealized gain (loss) on investments	(0.48)	0.15	0.01	(0.58)	0.06
Total from investment operations	(0.21)	0.34	0.29	(0.40)	0.34
Less distributions from:
Net investment income	(0.03)	(0.20)	(0.41)	(0.36)	(0.25)
Net realized gains	—	—	—	(0.15)	(0.47)
Total distributions	(0.03)	(0.20)	(0.41)	(0.51)	(0.72)
Net asset value, end of year	$9.23	$9.47	$9.33	$9.45	$10.36

Total return (2)	(2.18)%	3.71%	3.12%	(4.00)%	3.17%

Net assets, end of year	$11	$11	$11	$11	$11
Ratio of expenses to average net assets (3,4)	1.52%	1.44%	1.38%	1.26%	1.30%
Ratio of net investment income to average net assets (3,5)	2.82%	1.95%	3.13%	2.93%	2.92%
Portfolio Turnover Rate	579%	1825%	501%	300%	28%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 2

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017

Net asset value, beginning of year	$9.13	$9.12	$9.26	$10.34	$10.74
Activity from investment operations:
Net investment income (1)	0.08	0.02	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.30)	0.20	0.03	(0.87)	0.05
Total from investment operations	(0.22)	0.22	0.27	(0.63)	0.32
Less distributions from:
Net investment income	(0.03)	(0.21)	(0.41)	(0.30)	(0.25)
Net realized gains	—	—	—	(0.15)	(0.47)
Total distributions	(0.03)	(0.21)	(0.41)	(0.45)	(0.72)
Net asset value, end of year	$8.88	$9.13	$9.12	$9.26	$10.34

Total return (2)	(2.39)%	2.42%	2.95%	(6.17)%	2.97%

Net assets, end of year (000s)	$22,089	$27,419	$20,434	$30,628	$40,672
Ratio of expenses to average net assets (3,4)	2.02%	1.94%	1.88%	1.76%	1.80%
Ratio of net investment income to average net assets (3,5)	0.85%	0.26%	2.52%	2.43%	2.42%
Portfolio Turnover Rate	579%	1825%	501%	300%	28%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

The BTS Tactical Fixed Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and Class 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarizes the inputs used as of December 31, 2021 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$19,912,717	$—	$—	$19,912,717
Money Market Fund	2,248,548	—	—	2,248,548
Collateral For Securities Loaned	8,080,800	—	—	8,080,800
Total	$30,242,065	$—	$—	$30,242,065

The Fund did not hold any Level 3 securities during the period.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or a discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. The “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2018 to December 31, 2020, or expected to be taken in the Fund’s December 31, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, and Ohio (Nebraska in years prior to 2019), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits can exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund (see additional information at Note 7).

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government Obligations, amounted to $110,156,704 and $116,000,853, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Advisor earned advisory fees of $204,345.

The Advisor has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until April 30, 2022 so that the total annual operating expenses excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) of the Fund do not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

foregoing expense limits. This agreement may be terminated only by the Board, on 60 days’ written notice to the Advisor. During the year ended December 31, 2021 the Advisor did not waive any fees. As of December 31, 2021 there are no previously waived fees available for recapture.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the year ended December 31, 2021, the Fund incurred distribution fees under the Plan of $120,203 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares. For the year ended December 31, 2021, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

At December 31, 2021, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$30,590,984	$58,346	$(407,265)	$(348,919)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2021, and December 31, 2020, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income	$71,636	$615,145
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$71,636	$615,145

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

As of December 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$204,462	$—	$—	$(2,904,967)	$—	$(348,919)	$(3,049,424)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2021, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as well as capital losses utilized in the current year as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$2,904,959	$8	$2,904,967	$—

7.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

The following table breaks out the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021.

	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Fidelity Investments Money Market Funds - Government Portfolio	$8,080,800	$—	$—	$—	$8,080,800

At December 31, 2021, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Fidelity Investments Money Market Funds- Government Portfolio as shown in the Schedule of Investments. The Fund receives compensation relating to the lending of the Fund’s securities as reflected in the Statement of Operations. The fair value of the securities loaned for the Fund totaled $7,917,910 as of December 31, 2021. The securities loaned are noted in the Schedule of Investments. The fair value of the “Collateral For Securities Loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $8,080,800 for the Fund as of December 31, 2021.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The amount of Collateral for Securities Loaned is offset by a liability recorded as “Securities Lending Collateral Payable” as shown on the Statement of Assets and Liabilities as of December 31, 2021.

		Gross		Gross	Net Amounts
		Amounts of		Amounts of	Presented in the	Financial	Cash
		Recognized		Recognized	Statement of	Instruments	Collateral		Net Amount of
Description of Liability	Counterparty	Assets		Liabilities	Assets & Liabilities	Pledged	Pledged		Assets & Liabilities
Securities lending collateral	Securities Finance Trust Co.	$8,080,800	(1)	$—	$8,080,800	$—	$8,080,800	(2)	$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount is limited to the liability balance and does not include excess collateral pledged to the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

8.	LINE OF CREDIT

The Fund has entered into a line of credit agreement with U.S. Bank N.A. for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $1,000,000 or 33 1/3% of the gross market value (as determined solely by the Bank using consistently applied valuation methods disclosed to the Borrower) of the unencumbered assets of the Fund. Borrowings under this agreement bear interest at the Prime Rate, per annum, on the principal balance outstanding. The maturity date of the line of credit is August 1, 2022. During the year ended December 31, 2021 the Fund accessed the line of credit as follows:

Average Amount			Outstanding
Borrowings	Interest	Average	Borrowings
Outstanding	Expense	Interest Rate	12/31/2021
$776,270	$350	3.25%	$—

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Nationwide Life Insurance Co. and Jefferson National Life Insurance Co. held approximately 59.34% and 40.66%, respectively, of the voting securities of the Fund for the benefit of others.

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Fidelity Investments Money Market Funds - Government Portfolio (the “Fidelity Fund”). The Fidelity Fund seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund. The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2021, the percentage of the Fund’s net assets invested in the iShares ETF was 36.6%.

The Fund currently invests a portion of its assets in the iShares iBoxx High Yield Corporate Bond ETF (the “iShares ETF”). The iShares ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The Fund may redeem its investment from the iShares ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the iShares ETF. The financial statements of the iShares ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2021, the percentage of the Fund’s net assets invested in the iShares ETF was 36.0%.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The Fund currently invests a portion of its assets in the SPDR Bloomberg High Yield Bond ETF (the “SPDR ETF”). The SPDR ETF seeks to provide a diversified exposure to US dollar-denominated high yield corporate bonds with above average liquidity. The Fund may redeem its investment from the SPDR ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the SPDR ETF. The financial statements of the SPDR ETF, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2021, the percentage of the Fund’s net assets invested in the SPDR ETF was 27.0%.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees of Northern Lights Variable Trust and

Shareholders of BTS Tactical Fixed Income VIT Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BTS Tactical Fixed Income VIT Fund (the Fund), including the schedule of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2017 for the Fund was audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 15, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more BTS investment companies since 2018.

Denver, Colorado

February 16, 2022

BTS Tactical Fixed Income VIT Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” expenses lines in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Fund’s	Beginning Account	Ending	Expense Paid
Actual	Annualized	Value	Account Value	During Period
	Expense Ratio	7/1/21	12/31/21	7/1/21 – 12/31/21*

Class 1	1.51%	$1,000.00	$968.00	$7.49

Class 2	2.01%	$1,000.00	$965.50	$9.96

Hypothetical	Fund’s	Beginning	Ending	Expense Paid
(5% return before	Annualized	Account Value	Account Value	During Period
expenses)	Expense Ratio	7/1/21	12/31/21	7/1/21 – 12/31/21*

Class 1	1.51%	$1,000.00	$1,017.59	$7.68

Class 2	2.01%	$1,000.00	$1,015.07	$10.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended December 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

BTS Tactical Fixed Income VIT Fund (Adviser – BTS Asset Management, Inc.) *

In connection with the regular meeting held on December 13, 15-16, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“Adviser”) and the Trust, with respect to the BTS Tactical Fixed Income VIT Fund (referred to as the “BTS Tactical VIT” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that the Adviser, established in 1979, managed approximately $709 million in assets, noting that BTS Tactical VIT had decreased in assets over the past twelve months. They considered that the Adviser provided quantitative risk management and portfolio strategies through tactically managed equity and fixed income strategies. They reviewed the background of key investment personnel responsible for servicing the Fund, taking into consideration the education and financial industry experience of the investment team noting their tenure with the Adviser. They noted the Adviser utilized price and momentum driven proprietary quantitative models to determine which bond sectors and securities to select for a BTS Fund’s portfolio, with an emphasis on risk management. The Trustees discussed the Adviser’s risk mitigation policies, taking note that the Adviser used an internal investment committee that analyzed how current market conditions, interest rates changes, issuers and sector volatility affected the Fund. They acknowledged the Adviser’s process for monitoring investment limitations. They examined the Adviser’s defensive investment strategy for the Fund and the method used for broker dealer selection. The Trustees considered that the adviser enlisted third -party service providers to enhance its cyber security protocols and that there were no cyber issues to report. The Trustees agreed that Adviser had sufficient resources to continue to provide high quality service to the BTS Funds for the benefit of shareholders.

Performance.

BTS Tactical VIT. The Trustees noted that BTS Tactical VIT had performed in a similar fashion to BTS Tactical Fixed Income Fund. They observed that the Fund underperformed its peer group median, and Morningstar category median over the one- , three- and five-year periods, while outperforming the benchmark over the since inception period. They acknowledged the Adviser’s contention that the Fund’s underperformance was due to defensive positions taken by the Adviser. They noted that the Fund’s strategy was designed to provide value during downturns in the fixed income market. The Trustees concluded that the Adviser was managing the Fund according to its stated objective and strategy as disclosed in the prospectus.

Fees and Expenses.

BTS Tactical VIT. The Trustees noted that the Adviser’s annual fee with respect to BTS Tactical VIT was 0.85%, lower than the peer median and average but higher than the category average of 0.66%. They observed that the net expense ratio of the Fund was 1.44% which was higher than the peer group median, but within the range of the peer group. The Trustees agreed that the Fund’s advisory fee was not unreasonable given the tactical nature of the investment strategy. They considered the difference in fees charged to BTS Tactical Fixed Income Fund and the BTS Tactical VIT , taking note of the Adviser’s assertion that the difference in fees is reasonable given the daily requirements for implementing the VIT Fund’s strategy. The Trustees considered the range of fees charged by the Adviser for separately managed accounts, and the differences in services provided. They discussed the Adviser’s

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

intention to renew the expense limitation agreement at current levels. The Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser. They noted that the Adviser realized a profit in connection with the Fund. The considered the profits in light of the services provided and the nature of the Fund’s strategy. The Trustees concluded that the Adviser’s profitability on a per Fund basis was reasonable and that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They noted the Adviser’s willingness to consider fee reductions as the Fund’s assets continue to grow. The Trustees discussed the Adviser’s position on appropriate breakpoint levels and agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Advisory Agreement was in the best interests of the BTS VIT Fund and the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018) and and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 -2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and NorthernLights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn PippengerSchool of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/21-NLVT-v2

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President of Gemini Fund Services, LLC (2019-2020) President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020);Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J.Nanosky Born in 1966	Chief Compliance Officer since January 2021	Chief Compliance Officer, of the Trust (Since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (Since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2021, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-287-9820.

12/31/21-NLVT-v2

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BTSVIT-AR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not Applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2021 - $14,850

FYE 2020 - $14,850

(b)	Audit-Related Fees

FYE 2021 – None

FYE 2020 – None

(c)	Tax Fees

FYE 2021 - $3,400

FYE 2020 - $3,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2021 – None

FYE 2020 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

  2021     2020

Audit-Related Fees:        0.00%  0.00%

Tax Fees:                       0.00%  0.00%

All Other Fees:               0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,400

2020 - $3,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/3/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/3/22

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/3/22